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                     SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                  FORM 8-K

                              CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): December 20, 1995
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                   INTERACTIVE MEDICAL TECHNOLOGIES LTD.
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            (Exact name of registrant as specified in its charter)


              DELAWARE                0-21384            13-3367421
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     (State or other jurisdiction    (Commission        (IRS Employer
           of incorporation)         File Number)     identification No.)


              2139 Pontius Avenue    Los Angeles, California 90025
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               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (310) 312-9652
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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS:
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     (a)  On December 20, 1995 the firm of Arthur Andersen LLP was dismissed and replaced by Beckman Hollander & Associates, Certified Public Accountants, to function as the auditors for Registrant.

     (b) In connection with the audits of the two most recent fiscal years and the subsequent interim period, there were no disagreements with the former accountants.

     (c) The principal accountants' report on the financial statements for the past two years contained uncertainties regarding the ability of Registrant to continue as a going concern and regarding the possible outcome of various claims, lawsuits, lawsuit settlements and judgments to which the Registrant is subject. The reports contained no adverse opinions, disclaimers of opinion or qualifications.

     (d)  Letter from Arthur Andersen LLP to be filed within ten days.

     (e) The decision to dismiss accountants was recommended and approved by the Board of Directors of Registrant.


                                       Interactive Medical Technologies, Ltd.
                                                   (Registrant)


                                       By: /s/ PETER BENZ
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                                           Name: Peter Benz
                                           Title: Chief Financial Officer


Date: December 28, 1995